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Schedule Y - Information Concerning Activities of Insurer Members of a Holding
Company

Part 1 - Organizational Chart
30-Sep-09

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
Assurant, Inc.                                                                                                    1    1
                              Owns 100% of Family Considerations, Inc.    FEI 58-2315775 - GA                     1    1
                              Owns 100% of FamilySide, Inc.               CANADA                                  1         1
                              Owns 100% of Florida Office Corp.           FEI 13-3896525 - DE                     1    1
                              Owns 100% of GP Legacy Place, Inc.          FEI 13-3882719 - DE                     1    1
                              Owns 100% of Insureco, Inc.                 FEI 33-0658229 - CA                     1    1
                              Owns 100% of Interfinancial Inc.            FEI 13-3036467 - GA                     1    1
                              Owns 100% of Union Security Life Insurance
                              Company of New York                         FEI 13-2699219; NAIC 81477 - NY         1    1
Insureco, Inc.
                              Owns 100% of Assurant Reinsurance of Turks
                              & Caicos, Ltd.                              FEI 03-0387721 - TURKS & CAICOS         1    1
                              Owns 100% of Insureco Agency & Insurance
                              Services, Inc. (CA)                         FEI 95-3097622 - CA                     1    1
Interfinancial Inc.
                              Owns 100% of ALOC Holdings ULC              CANADA                                  1         1
                              Owns 100% of American Bankers Insurance
                              Group                                       FEI 59-1985922-FL                       1    1
                              Owns 100% of American Memorial Life
                              Insurance Company                           FEI 46-0260270; NAIC 67989-SD           1    1
                              Owns 100% of American Security Insurance
                              Company                                     FEI 58-1529575; NAIC 42978 - DE         1    1
                              Owns 100% of Denticare of Alabama, Inc.     FEI 59-3063687; NAIC 12880 - AL         1    1
                              Owns 100% of Disability Reinsurance
                              Management Services, Inc.                   FEI 01-0483086 - DE                     1    1
                              Owns 100% of Guardian Travel, Inc.          FEI 59-2519974 - FL                     1    1
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
                              Owns 100% of John Alden Financial
                              Corporation                                 FEI 59-2840712 - DE                     1    1
                              Owns 100% of Mortgage Group Reinsurance,
                              Ltd.                                        FEI 20-0101110 - BERMUDA                1    1
                              Owns 100% of SSDC Services Corp. (fka SSDC
                              Corp.)                                      FEI 38-3357459 - DE                     1    1
                              Owns 100% of Time Insurance Company         FEI 39-0658730; NAIC 69477 - WI         1    1
                              Owns 100% of TrackSure Insurance Agency,
                              Inc.                                        FEI 33-0388029 - CA                     1    1
                              Owns 100% of UDC Dental California, Inc.    FEI 33-0360239; NAIC 52031 - CA         1    1
                              Owns 100% of UDC Ohio, Inc.                 FEI 74-2609036; NAIC 52022 - OH         1    1
                              Owns 100% of Union Security DentalCare of
                              Georgia, Inc.                               FEI 58-1909945 - GA                     1    1
                              Owns 100% of Union Security DentalCare of
                              New Jersey, Inc.                            FEI 52-1565653; NAIC 11244 - NJ         1    1
                              Owns 100% of Union Security Insurance
                              Company                                     FEI 81-0170040; NAIC 70408 - KS         1    1
                              Owns 100% of United Dental Care of
                              Arizona, Inc.                               FEI 86-0517444; NAIC 47708 - AZ         1    1
                              Owns 100% of United Dental Care of
                              Colorado, Inc.                              FEI 86-0631335; NAIC 52032 -CO          1    1
                              Owns 100% of United Dental Care of
                              Michigan, Inc.                              FEI 38-2833988; NAIC 11111 - MI         1    1
                              Owns 100% of United Dental Care of
                              Missouri, Inc.                              FEI 75-2481527; NAIC 47044 - MO         1    1
                              Owns 100% of United Dental Care of New
                              Mexico, Inc.                                FEI 86-0384270; NAIC 47042 - NM         1    1
                              Owns 100% of United Dental Care of Texas,
                              Inc.                                        FEI 75-2076282; NAIC 95142 - TX         1    1
                              Owns 100% of United Dental Care of Utah,
                              Inc.                                        FEI 75-2635404; NAIC 95450 - UT         1    1
ALOC Holdings ULC
                              Owns 100% of Assurant Life of Canada        CANADA                                  1         1
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
American Security Insurance
Company
                              Owns 100% of Standard Guaranty Insurance
                              Company                                     FEI 58-1529579; NAIC 42986 - DE         1    1
John Alden Financial
Corporation
                              Owns 100% of John Alden Life Insurance
                              Company                                     FEI 41-0999752; NAIC 65080 - WI         1    1
                              Owns 100% of NSM Sales Corporation          FEI 65-0416844 - NV                     1    1
John Alden Life Insurance
Company
                              Owns 100% of North Star Marketing
                              Corporation                                 FEI 59-2394561 - OH                     1    1
Time Insurance Company
                              Owns 100% of National Insurance Institute,
                              LLC                                         FEI 83-0408679 - WI                     1              1
Union Security Insurance
Company
                              Owns 100% of Dental Health Alliance, LLC    FEI 13-3830846 - DE                     1              1
American Bankers Insurance
Group, Inc.
                              Owns 100% of ABI International              CAYMAN ISLANDS                          1         1
                              Owns 100% of American Bankers Dominicana,
                              S.A.                                        DOMINICAN REPUBLIC                      1         1
                              Owns 100% of American Bankers Insurance
                              Company of Florida                          FEI 59-0593886; NAIC 10111-FL           1    1
                              Owns 100% of American Bankers Life
                              Assurance Company of Florida                FEI 59-0676017; NAIC 60275 - FL         1    1
                              Owns 100% of American Bankers Management
                              Company, Inc                                FEI 65-0597010 - FL                     1    1
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
                              Owns 100% of American Reliable Insurance
                              Company                                     FEI 41-0735002; NAIC 19615 - AZ         1    1
                              Owns 100% of Assurant Deutschland GmbH      GERMANY                                 1         1
                              Owns 100% of Assurant Italia Agenzia di
                              Assicurazioni s.r.l.                        ITALY                                   1         1
                              Owns 100% of Assurant Service Protection,
                              Inc.                                        FEI 26-3914986 - OK                     1    1
                              Owns 100% of Assurant Services Canada,
                              Inc.                                        CANADA                                  1         1
                              Owns 100% of Assurant Services Ireland,
                              Ltd.                                        IRELAND                                 1         1
                              Owns 100% of Assurant Services Italia
                              s.r.l.                                      ITALY                                   1         1
                              Owns 100% of Assurant Solutions Nordic A/S
                              (fka Assurant Services Denmark S/A)         DENMARK                                 1         1
                              Owns 100% of Assurant Solutions Spain,
                              S.A.                                        SPAIN                                   1         1
                              Owns 100% of Bankers Atlantic Reinsurance
                              Company                                     FEI 98-0152782 - TURKS & CAICOS         1    1
                              Owns 100% of Federal Warranty Service
                              Corporation                                 FEI 36-3596362 - IL                     1    1
                              Owns 100% of Guardian Investment Services,
                              Inc.                                        FEI 59-2720545 - FL                     1    1
                              Owns 100% of International Financial
                              Group, Inc.                                 FEI 75-2533456 - TX                     1    1
                              Owns 100% of MSDiversified Corp.            FEI 64-0660045 - MS                     1    1
                              Owns 100% of National Insurance Agency      FEI 59-1357775 - FL                     1    1
                              Owns 100% of Quail Roost Properties, Inc.   FEI 59-1414202 - FL                     1    1
                              Owns 100% of Roadgard Motor Club, Inc.      FEI 59-2192619 - FL                     1    1
                              Owns 49% of Signal Holdings LLC             FEI 47-0876083 - PA                     1              1
                              Owns 100% of Sureway, Inc.                  FEI 59-1532747 - DE                     1    1
                              Owns 100% of TS Holdings, Inc.              FEI 30-0080387 - DE                     1    1
                              Owns 100% of Voyager Group, Inc.            FEI 59-1236556 - FL                     1    1
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
                              Owns 100% of Voyager Service Warranties,
                              Inc.                                        FEI 59-2675787 - FL                     1    1
ABIG Holding de Espana, S.L.
                              Owns 99.99% of Assurant Argentina Compania
                              de Seguros Sociedad Anonima                 ARGENTINA                               1         1
                              Owns 100% of Assurant Holding de Puerto
                              Rico, Inc.                                  PUERTO RICO                             1         1
                              Owns 99% of Assurant Seguradora S.A.        BRASIL                                  1         1
                              Owns 99% of Assurant Services Brasil,
                              Limitada                                    BRASIL                                  1         1
                              Owns 100% of Assurant Services de Chile,
                              SpA                                         CHILE                                   1         1
                              Owns 98% of Assurant Servicios de Mexico,
                              S.A. de CV                                  MEXICO                                  1         1
                              Owns 99% of Rolim Consult S.A.              BRASIL                                  1         1
ABI International
                              Owns 100% of Assurant Group, Limited        UNITED KINGDOM                          1         1
                              Owns 100% of American Bankers
                              International Division, Inc.                FEI 66-0568288 - PR                     1         1
American Bankers General
Agency, Inc.
                              Controls thru a management agreement -
                              Reliable Lloyds Insurance Company           FEI 74-2289453; NAIC 28843 - TX         1    1
American Bankers Insurance
Company of Florida
                              Owns 100% of American Bankers General
                              Agency, Inc.                                FEI 74-2135158 - TX                     1    1
American Bankers
International Division, Inc.
                              Owns 49% of Assurant Danos Mexico S.A.      MEXICO                                  1         1
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
                              Owns 1% of Assurant Seguradora S.A.         BRASIL                                  0
                              Owns 1% of Assurant Services Brasil,
                              Limitada                                    BRASIL                                  0
                              Owns 2% of Assurant Servicios de Mexico,
                              S.A. de CV                                  MEXICO                                  0
                              Owns 100% of Assurant Services of Puerto
                              Rico, Inc.                                  FEI 66-0520042 - PR                     1         1
                              Owns 49% of Assurant Vida Mexico S.A.       MEXICO                                  1         1
                              Owns 74% of Caribbean American Property
                              Insurance Company                           FEI 66-0481184; NAIC 30590 - PR         1         1
                              Owns 100% of ABIG Holding de Espana, S.L.   SPAIN                                   1         1
                              Owns 100% of Caribbean American Life
                              Assurance Company                           FEI 66-0448783; NAIC 73156 - PR         1         1
                              Owns 1% of Rolim Consult S.A.               BRASIL                                  0
American Bankers Management
Company, Inc.
                              Owns 100% of Consumer Assist Network
                              Association, Inc.                           FEI 65-0597011 - DE                     1    1
Assurant General Insurance
Limited
                              Owns 100% of Assurant Services (UK)
                              Limited (fka BISCL)                         UNITED KINGDOM                          1         1
Assurant Group LTD
                              Owns 100% of Adminicle Limited              UNITED KINGDOM                          1         1
                              Owns 100% of Assurant Direct Limited (fka
                              Swansure Direct Ltd.) (dormant)             UNITED KINGDOM                          1         1
                              Owns 100% of Assurant General Insurance
                              Limited (fka BICL)                          UNITED KINGDOM                          1         1
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
                              Owns 100% of Assurant Intermediary Group
                              Limited (fka Swansure Group Ltd.)           UNITED KINGDOM                          1         1
                              Owns 100% of Assurant Life Limited (fka
                              BLAC)                                       UNITED KINGDOM                          1         1
                              Owns 100% of Bankers Insurance Services
                              Company, Ltd.                               UNITED KINGDOM                          1         1
                              Owns 100% of Centrepoint Insurance
                              Services Ltd.                               UNITED KINGDOM                          1         1
Assurant Holding de Puerto
Rico, Inc.
                              Owns 51% of Assurant Danos Mexico S.A.      MEXICO                                  0
                              Owns 51% of Assurant Vida Mexico S.A.       MEXICO                                  0
Assurant Intermediary Group
Limited (fka Swansure Group
Ltd.)
                              Owns 100% of Assurant Intermediary Ltd.
                              (fka D & D Homecare Ltd.)                   UNITED KINGDOM                          1         1
Adminicle Limited
                              Owns 100% of Key Adminicle Limited          UNITED KINGDOM                          1         1
Caribbean American Life
Assurance Company
                              Owns 26% of Caribbean American Property
                              Insurance Company                           FEI 66-0481184; NAIC 30590 - PR         0
Federal Warranty Service
Corporation
                              Owns 80% of Service Delivery Advantage,
                              LLC                                         FEI 61-1455870; IL                      1              1
Guardian Investment
Services, Inc.
                              Owns .01% of Assurant Argentina Compania
                              de Seguros Sociedad Anonima                 ARGENTINA                               0
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
MS Diversified Corp.
                              Owns 100% of United Service Protection      FEI 64-0906751 - DE                     1    1
                              Corporation
                              Owns 100% of United Service Protection,     FEI 59-1794848 - FL                     1    1
                              Inc.
Signal Holdings LLC
                              Owns 99.9% of CWork Solutions, LP           FEI 04-3706805 - PA                     1              1
                              Owns 100% of Signal GP LLC                  FEI 47-0876082 - DE                     1              1
                              Owns 100% of Signal Northwest LLC           FEI 36-4553652 - DE                     1              1
                              Owns 99.9% of The Signal LP                 FEI 22-2623205 - PA                     1              1
                              Owns 100% of TeleCom Re, Inc.               FEI 23-3055804 - Florida                1              1
CWork Solutions, LP
                              Owns 100% of CWork Financial Management     FEI 20-3810453 - DE                     1              1
                              LLC
Signal GP LLC
                              Owns 0.1% of CWork Solutions, LP            FEI 04-3706805 - PA                     0
                              Owns 0.1% of The Signal LP                  FEI 22-2623205 - PA                     0
Sureway, Inc.
                              Owns 100% of Assurant Repair Service        CHINA                                   1         1
                              (Beijing) Co., Ltd.
The Signal LP
                              Owns 100% of Signal Financial Management    FEI 20-3810532 - DE                     1              1
                              LLC
TS Holdings, Inc.
                              Owns 51% of Signal Holdings LLC             FEI 47-0876083 - PA                     0
Voyager Group Inc.
                              Owns 100% of Voyager Indemnity Insurance    FEI 58-1455416; NAIC 40428 - GA         1    1
                              Company
                                                                                                                  108  59   38   11
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